Exhibit 10.11

                                                                       Execution

                          PLEDGE AND SECURITY AGREEMENT

      PLEDGE AND SECURITY AGREEMENT dated November 8, 2006, made by AEROBIC CREATIONS, INC., a Delaware corporation ("Parent"), MARITIME LOGISTICS US HOLDINGS INC., a Delaware corporation ("MLI"), TUG USA, INC., a New Jersey corporation, formerly known as Dolphin US Logistics Inc ("TUG USA"), AMR INVESTMENTS INC, a New Jersey corporation ("AMRI"), FMI HOLDCO I, LLC, a Delaware limited liability company ("FMI Holdco"), FMI INTERNATIONAL LLC, a Delaware limited liability company ("FMI International") and SEAMASTER LOGISTICS INC., a Delaware corporation ("SeaMaster", and together with Parent, MLI, TUG USA, AMRI, FMI Holdco and FMI International, collectively "Pledgors" and each a "Pledgor") in favor of FORTRESS CREDIT CORP., a Delaware corporation, in its capacity as administrative and collateral agent for and on behalf of the Lenders (as defined below) party to the Loan Agreement referred to below (in such capacity, the "Pledgee").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Loan Agreement, dated as of November 8, 2006, by and among MLI, Parent, Summit Logistics International Inc, a New Jersey corporation ("Summit"), SeaMaster Logistics Inc., a Delaware corporation ("SeaMaster"), AmeRussia Shipping Company Inc., a Delaware corporation ("AmeRussia Shipping"), FMI International, Fashion Marketing, Inc., a New Jersey corporation ("FM"), FMI International Corp. (West), a New Jersey corporation ("FMIW"), FMI International Corp., a New Jersey corporation ("FMII"), Freight Management LLC, a Delaware limited liability company ("FMLLC"), FMI Trucking, Inc., a New Jersey corporation ("Trucking"), FMI Express Corp., a New Jersey corporation ("Express"), Clare Freight, Los Angeles, Inc., a California corporation ("Clare"), TUG New York, Inc., a New York corporation ("TUG NY"), TUG USA, AMRI and FMI Holdco (each individually, a "Borrower" and collectively, "Borrowers"), the parties thereto as guarantors on the signature pages to the Loan Agreement (as hereinafter defined) (each individually, a "Guarantor" and collectively, "Guarantors"), the parties from time to time thereto as lenders (each a "Lender" and collectively, "Lenders") and Pledgee (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement"), the Pledgors and certain of their affiliates have entered into financing arrangements with Pledgee and Lenders;

      WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make certain revolving loans and term loans (each a "Loan" and collectively, the "Loans") to the Borrowers in an aggregate principal amount of up to $65,000,000;

      WHEREAS, in order to induce Pledgee and Lenders to make the Loans to Borrowers pursuant to the Loan Agreement, Pledgors have agreed to pledge as collateral security to Pledgee, for itself and the benefit of Lenders and to the grant to Pledgee, for itself and the benefit of Lenders, of a security interest in and Lien on, the outstanding Capital Stock (as defined in the Loan Agreement) of Pledgors now or hereafter existing and in which such Pledgor has any interest at any time subject to the terms and conditions hereof;

      WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Pledgor often being provided through financing obtained by the other Pledgors and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

      WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, such Pledgor.

      NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Pledgee and Lenders to make and maintain the Loans pursuant to the Loan Agreement and provide other financial accommodations to the Borrowers, each Pledgor hereby jointly and severally agrees with the Pledgee, for itself and the benefit of the Lenders, as follows:

      SECTION 1. DEFINITIONS.

            (a) Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Loan Agreement or in Article 8 or Article 9 of the Uniform Commercial Code currently in effect in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

            (b) Notwithstanding anything to the contrary contained herein, for purposes of Section 5 hereof, the terms "Pledged Shares" and "Pledged Collateral" shall not include the shares of stock and other ownership interests in (i) SeaMaster Logistics (China) Limited, a company organized under the laws of the People's Republic of China ("SeaMaster China"), at such time as any shares of stock or other ownership interests in SeaMaster China may become subject to this Agreement or a similar pledge and security agreement in favor of Agent after the date hereof to the extent that the representations and warranties included in Section 5 hereof would relate to matters of the laws of the People's Republic of China as to such shares of stock and other ownership interests in SeaMaster China, and (ii) AmeRussia Ltd., a company organized under the laws of Russia ("AmeRussia"), to the extent that the representations and warranties included in Section 5 hereof would relate to matters of the laws of Russia as to the shares of stock and other ownership interests in AmeRussia.

      SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST.

            (a) As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and collaterally assigns to the Pledgee, for itself and the benefit of the Lenders, and grants to the Pledgee for the benefit of itself and the Lenders a continuing security interest in and Lien on, such Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

                  (i) the shares of stock, partnership interests, member interests and other ownership interests described in Schedule I hereto (the "Pledged Shares"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the Persons described in such Schedule I (the "Existing Issuers"), the certificates representing the Pledged Shares (if any), all options and other rights, contractual or otherwise, in respect


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

thereof and all dividends, distributions, cash, instruments, investment property and other property (including without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (ii) the shares of stock, partnership interests, member interests or other ownership interests at any time and from time to time acquired by such Pledgor of any and all Persons now or hereafter existing, all or a portion of such stock, partnership interest, member interest or other ownership interests, whether or not evidenced by any stock certificate, certificated security or other instrument, which are acquired by such Pledgor at any time (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the "Issuers" and individually as an "Issuer"), the certificates representing such shares, partnership interests, member interests or other ownership interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, partnership interests, member interests or other ownership interests;

                  (iii) all investment property, financial assets, securities, Capital Stock, other equity interests, stock options and commodity contracts of such Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness of such Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing;

                  (iv) all security entitlements of such Pledgor in any and all of the foregoing;

                  (v) all of such Pledgor's records with respect to the foregoing; and

                  (vi) all proceeds (including proceeds of proceeds) of any and all of the foregoing, including, without limitation, all causes of action, claims and warranties now or hereafter held by such Pledgor in respect of any of the items listed above, and to the extent related to any property described above or such proceeds;

in each case, whether now owned or hereafter acquired by such Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

            (b) Notwithstanding anything to the contrary set forth in this Agreement, neither the "Additional Collateral", the "Pledged Collateral" nor any of the other "Collateral" shall include (i) the Capital Stock of any Subsidiary that is organized under the laws of a jurisdiction outside of the United States that is a "controlled foreign corporation" (as such term is defined in Section 957(a) of the Code or a successor provision thereof) in excess of sixty-five (65%) percent of all of the issued and outstanding shares of Capital Stock of such foreign Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2), to the extent that the grant of a security interest in the Capital Stock of each foreign Subsidiary in excess of sixty-six and two thirds (66 2/3%) percent of all of the issued and outstanding shares of Capital Stock of such foreign Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2) to secure the Obligations may result in any adverse tax consequence to any Pledgor, and (ii) the


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

funds held by Law Debenture Trust Company of New York, a limited purpose trust company, chartered by the New York State Banking Department ("Law Debenture Trust"), as escrow agent pursuant to the escrow agreement, dated as of May 4, 2006, among AMRI, Rick Shannon, an individual and Law Debenture Trust Company.

      SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

            (a) all present and future indebtedness, obligations, and liabilities of each Pledgor to Pledgee and the Lenders under the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Sections 8.01(f) and 8.01(g) of the Loan Agreement. Without limiting the generality of the foregoing, the Obligations include the obligation of each Pledgor to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Pledgor under the Loan Documents, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to such Pledgor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case),

            (b) the obligation of each Pledgor to reimburse any amount in respect of any of the foregoing that Pledgee or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Pledgor; and

            (c) the due performance and observance by each Pledgor of all of its other obligations from time to time existing in respect of the Loan Documents.

      SECTION 4. DELIVERY OF THE PLEDGED COLLATERAL.

            (a) (i) All certificates currently representing the Pledged Shares (if any) shall be delivered to the Pledgee, for the benefit of itself and the Lenders, on or prior to the execution and delivery of this Agreement. All other certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Pledgee, for the benefit of itself and the Lenders, pursuant to the terms of this Agreement and the other Loan Documents (the "Additional Collateral"), shall be delivered to the Pledgee promptly upon receipt thereof by or on behalf of any of the Pledgors. All such certificates and instruments shall be held by or on behalf of the Pledgee pursuant hereto and shall be delivered to Pledgee in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated powers executed in blank, all in form and substance satisfactory to the Pledgee. If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, upon the occurrence and continuation of an Event of Default under the Loan Agreement, such Pledgor shall cause the Pledgee (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree


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

that it will comply with instructions originated by the Pledgee with respect to such securities without further consent by such Pledgor. If any Pledged Collateral consists of security entitlements, such Pledgor shall collaterally assign such security entitlements to the Pledgee (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Pledgee without further consent by such Pledgor, in each case, upon the occurrence and continuation of an Event of Default. Notwithstanding the foregoing, unless an Event of Default has occurred and is continuing, Pledgee shall, upon written request from any Pledgor, promptly return to such Pledgor any promissory note(s) and/or other instrument(s) in Pledgee's possession necessary or useful to enable such Peldgor to take any action to collect or enforce any performance or the payment of amounts due under such promissory note(s) and/or other instrument(s).

                  (ii) Within ten (10) Business Days of the receipt by a Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Exhibit A hereto (a "Pledge Amendment") shall be delivered to the Pledgee, in respect of the Additional Collateral which must be pledged pursuant to this Agreement and the Loan Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedule I hereto. Each Pledgor hereby authorizes the Pledgee to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Pledgee shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in
Section 5 with respect to such Additional Collateral.

            (b) If any Pledgor shall receive, by virtue of such Pledgor's being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, instrument, option, right, payment or distribution in trust for the benefit of the Pledgee, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Pledgee, for the benefit of itself and the Lenders, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations.

            (c) True, correct and complete copies of the limited liability company agreement and the certificate of formation of each Issuer that is a limited liability company have been delivered to Pledgee, for the benefit of itself and the Lenders, on or prior to the execution and delivery of this Agreement. There are and shall be no other agreements governing the formation, organization or terms of the membership interests with respect to any such Issuer.


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

      SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Pledgor jointly and severally represents and warrants as follows:

            (a) Such Pledgor (i) is a corporation, limited liability company, trust or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and
(ii) has all requisite power and authority to execute, deliver and perform this Agreement.

            (b) The execution, delivery and performance by such Pledgor of this Agreement and each other Loan Document to which such Pledgor is a party or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement, its trust agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law compliance with which is material to the business of any Pledgor or any Material Contract or any other contractual restriction binding on or otherwise affecting it or any of its properties where the contravention of such other contractual restriction has or could reasonably be expected to have a Material Adverse Effect, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to any Loan Document and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties where such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal has or could reasonably be expected to have a Material Adverse Effect.

            (c) The Pledged Shares to the extent applicable have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights, except as otherwise expressly set forth in Schedule II hereto. Except as noted in Schedule I hereto, the Pledged Shares constitute 100% of the issued shares of Capital Stock, partnership interests, membership interests, or other ownership interests, as applicable, of the Existing Issuers as of the date hereof. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.

            (d) Such Pledgor is and will be at all times the legal and beneficial owner of its Pledged Collateral free and clear of any Lien except for the Lien created by this Agreement and the Permitted Liens.

            (e) The exercise by the Pledgee of any of its rights and remedies in accordance with the terms of this Agreement will not contravene any applicable law compliance with which is material to the business of any Pledgor or any Material Contract or any other contractual restriction binding on or otherwise affecting such Pledgor or any of the properties of such Pledgor where the contravention of such other contractual restriction has or could reasonably be expected to have a Material Adverse Effect, and will not result in or require the creation of any Lien (other than pursuant to this Agreement or the other Loan Documents) upon or with respect to any of the properties of such Pledgor.


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

            (f) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by such Pledgor for (i) the due execution, delivery and performance by such Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection, of the Lien created hereby in the Pledged Collateral or (iii) the exercise by the Pledgee, for the benefit of itself and the Lenders, of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally except for such notices, filings and other actions referred to in Sections 4(m) and (n) of the Security Agreement dated as of November 8, 2006, among Pledgors, certain of their affiliates and Pledgee.

            (g) This Agreement creates a valid Lien in favor of the Pledgee, for the benefit of itself and the Lenders, in the Pledged Collateral as security for the Obligations. The Pledgee's having possession of any certificates evidencing the Pledged Shares, which constitute Investment Property (and not General Intangibles), and all other certificates, which constitute Investment Property (and not General Intangibles), instruments and cash constituting Pledged Collateral from time to time results in the perfection of such Lien. Such Lien is, or in the case of Pledged Collateral in which any Pledgor obtains rights after the date hereof, will be, upon the Pledgee's having possession of the certificates evidencing the Pledged Shares, which constitute Investment Property (and not General Intangibles), and all other certificates, which constitute Investment Property (and not General Intangibles), instruments and cash constituting Pledged Collateral, a perfected, first priority Lien, subject only to the Permitted Liens. All action necessary or desirable to perfect and protect such Lien has been duly taken, except for the Pledgee's having possession of certificates, which constitute Investment Property (and not General Intangibles), instruments and cash constituting Pledged Collateral after the date hereof and any filing required under the Code.

            (h) The shares of stock, membership and other ownership interests in AmeRussia and FMI Holdco, described in Schedule 1 hereto, are not evidenced or represented by any stock certificate, membership certificate, certificated security or other instrument.

      SECTION 6. COVENANTS AS TO THE PLEDGED COLLATERAL. Unless and until the Obligations have been Paid in Full, each Pledgor shall, unless the Pledgee shall otherwise consent in writing:

            (a) keep adequate records concerning the Pledged Collateral and permit the Pledgee or any agents, designees or representatives thereof at any time or from time to time, subject to the terms of the Loan Agreement, to examine and make copies of and abstracts from such records;

            (b) at the Pledgors' joint and several expense, promptly, and in any event within five (5) days after receipt, deliver to the Pledgee a copy of each material notice or other material communication received by it in respect of the Pledged Collateral;

            (c) at the Pledgors' joint and several expense, defend the Pledgee's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

            (d) at the Pledgors' joint and several expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action


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that may be necessary or appropriate or that the Pledgee may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby, (ii) enable the Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral in accordance with the provisions hereof or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

            (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral owned by it or any of its interest therein other than as permitted under the Loan Agreement;

            (f) not create or suffer to exist any Lien upon or with respect to any Pledged Collateral owned by it except for the Lien created hereby or for any Permitted Lien;

            (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral except that any Pledgor may make or consent to any amendment or other modification or waiver solely to the extent necessary to reflect any merger or consolidation permitted under Section 6.02(d) of the Loan Agreement or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than under the Loan Documents and the Noteholder Documents;

            (h) except as expressly permitted by the Loan Agreement, not permit the issuance of (i) any additional shares of any class of Capital Stock, partnership interests, member interests or other equity of any Existing Issuer or any other Issuer that is also a Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock;

            (i) not take or fail to take any action which would in any manner impair the value or enforceability of the Pledgee's security interest in and Lien on any Pledged Collateral;

            (j) not permit any Issuer, directly or indirectly, to (i) except as permitted under the Loan Agreement, issue, sell, grant, assign, transfer or otherwise dispose of, any additional membership interests of such Issuer or any option or warrant with respect to, or other right or security convertible into, any additional members interests, now or hereafter authorized, unless all such additional membership interests, options, warrants, rights or other such securities are made and shall remain part of the Pledged Collateral subject to the pledge and security interest granted herein, (ii) take any action to withdraw the authority of or to limit or restrict the authority of any Issuer's managers or officers to deal and contract with Pledgee and to bind and obligate any Issuer, or (iii) pay any interim distribution in cash or other assets to any member that is not a Borrower, except as permitted in the Loan Agreement. Any distribution by any Issuer other than as permitted in the Loan Agreement shall constitute a "wrongful distribution" for purposes of applicable law;


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            (k) promptly notify Pledgee in writing of the occurrence of any event specified in any Issuer's certificate of incorporation or other organizational documents that may result in Issuer's dissolution or liquidation.

      SECTION 7. VOTING RIGHTS, DIVIDENDS, ETC. IN RESPECT OF THE PLEDGED COLLATERAL.

            (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) each Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; PROVIDED, HOWEVER, that (A) none of the Pledgors will exercise or refrain from exercising any such right, as the case may be, if the Pledgee has provided prior written notice to such Pledgors that, in the Pledgee's judgment, such action (or inaction) could reasonably be expected to affect adversely in any material respect the value of any Pledged Collateral or otherwise could reasonably be expected to have a Material Adverse Effect and (B) each Pledgor will give the Pledgee at least five (5) Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right that could reasonably be expected to affect adversely in any material respect the value of any Pledged Collateral or otherwise could reasonably be expected to have a Material Adverse Effect;

                  (ii) each of the Pledgors may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Loan Agreement; PROVIDED, THAT, any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, interest or other distribution or payment which, in the case of each of (A), (B) and (C) hereof, at the time of such payment or other distribution was not permitted by the Loan Agreement, shall be, and shall forthwith be delivered to the Pledgee to hold as, Pledged Collateral and shall, if received by any of the Pledgors, be received in trust for the benefit of the Pledgee, shall be segregated from the other property or funds of the Pledgors, and shall be forthwith delivered to the Pledgee in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations; PROVIDED, THAT, the Pledgee shall return such amounts to the Pledgors within ten (10) Business Days of a request from any Pledgor for such return unless such amounts are applied to the Obligations in accordance with the Loan Agreement during such ten (10) Business Day period; and

                  (iii) the Pledgee will execute and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.


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            (b) Upon the occurrence and during the continuance of an Event of
Default:

                  (i) all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                  (ii) without limiting the generality of the foregoing, the Pledgee may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                  (iii) all dividends, distributions, interest and other payments which are received by any of the Pledgors contrary to the provisions of
Section 7(b)(i) hereof shall be received in trust for the benefit of the Pledgee shall be segregated from other funds of the Pledgors, and shall be forthwith paid over to the Pledgee as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations.

      SECTION 8. ADDITIONAL PROVISIONS CONCERNING THE PLEDGED COLLATERAL.

            (a) Each Pledgor (i) authorizes the Pledgee to file any financing statements required hereunder or under any other Loan Document), and any continuation statements or amendment with respect thereto, in any appropriate filing office without the signature of such Pledgor and (ii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Pledgor prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledge Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (b) Each Pledgor hereby irrevocably appoints the Pledgee such Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Pledgee's discretion, to take any action and to execute any agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments, or other documents in any appropriate filing office, which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are Paid in Full after all Commitments have been terminated.

            (c) If any Pledgor fails to perform any agreement or obligation contained herein, the Pledgee itself may, after the occurrence and during the continuance of an Event of Default, perform, or cause performance of, such agreement or obligation, and the expenses of the Pledgee incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to
Section 11 hereof and shall be secured by the Pledged Collateral.

            (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to any of the Pledgors. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

            (e) The powers conferred on the Pledgee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Pledgee shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

            (f) Upon the occurrence and during the continuation of any Default or Event of Default, the Pledgee may at any time in its discretion (i) without notice to any Pledgor, transfer or register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

      SECTION 9. NO ASSUMPTION OF LIABILITIES.

            (a) Nothing herein shall be construed to make Pledgee liable as a member or owner of any Issuer and Pledgee by virtue of this Agreement or otherwise shall not have any of the duties, obligations or liabilities of a member or owner of any Issuer. The parties hereto expressly agree that this Agreement shall not be construed as creating a partnership or joint venture among Pledgee and Pledgors and/or Issuer.

            (b) By accepting this Agreement, Pledgee does not intend to become a member of any Issuer or otherwise be deemed to be a co-venturer with respect to any Pledgor or Issuer either before or after an Event of Default shall have occurred. Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of any Issuer or Pledgor or of a member of Issuer. Pledgee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

            (c) The acceptance by Pledgee of this Agreement, with all of the rights, powers, privileges and authority so created, shall not at any time or in any event obligate Pledgee to appear in or defend any action or proceeding relating to the Pledged Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expense or perform or discharge any obligation, duty or liability hereunder or otherwise with respect to the Pledged Collateral.

      SECTION 10. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

            (a) The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Pledgee may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Pledgor of the time and place of any public sale of Pledged Collateral owned by such Pledgor or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of whether or not notice of sale has been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) In the event that the Pledgee determines to exercise its right to sell all or any part of the Pledged Collateral pursuant to Section 10(a) hereof, each Pledgor will, at such Pledgor's expense and upon request by the
Pledgee: execute and deliver, and cause each issuer of such Pledged Collateral and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Pledgee, advisable to sell such Pledged Collateral in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws. Each Pledgor acknowledges the difficulty of ascertaining the amount of damages which would be suffered by the Pledgee by reason of the failure by any Pledgor to perform any of the covenants contained in this Section 10(b) and, consequently, agrees that, without limiting any other rights or remedies of Pledgee, if any Pledgor fails to perform any of such covenants, Pledgee shall be entitled to specific performance against the Pledgors compelling performance of such covenants.

            (c) Notwithstanding the provisions of Section 10(b) hereof, each Pledgor recognizes that the Pledgee may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Pledgee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been
(i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen BONA FIDE offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Pledgee may, in such event, bid for the purchase of such securities.

            (d) Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 11 hereof) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect consistent with the provisions of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after the date all of the Obligations have been Paid in Full after all Commitments have been terminated shall be paid over to the Pledgors or to such Person as may be lawfully entitled to receive such surplus.

            (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Pledgee or any Lender is legally entitled, the Pledgors shall be liable, jointly and severally, for the deficiency, together with interest thereon at the highest rate specified in the Loan Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Pledgee or any Lender to collect such deficiency.

      SECTION 11. INDEMNITY AND EXPENSES.

            (a) The Pledgors jointly and severally agree to indemnify, defend, protect and hold harmless the Pledgee (and all of its respective officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses and disbursements of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified Person, claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses resulting solely and directly from such Person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

            (b) The Pledgors jointly and severally agree to pay to the Pledgee upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and disbursements of the Pledgee's counsel and of any experts and agents, which the Pledgee may incur in connection with
(i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

      SECTION 12. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Pledgor, to it at the address of the Borrower specified in the Loan Agreement or as otherwise specified next to such Pledgor's signature below; if to the Pledgee, to it at the address specified in the Loan Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 12. All such notices and other communications shall be effective
(a) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three (3) days after deposit in the mails, whichever occurs first, (b) if telecopied, when transmitted and confirmation is received, or (c) if delivered by overnight courier or by hand delivery upon delivery.

      SECTION 13. GOVERNING LAW; PROCESS AGENTS; CONSENT TO JURISDICTION, VENUE, ETC.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            (b) Each of the Pledgors (collectively, the "Process Agent Entities") hereby irrevocably and unconditionally appoints Corporation Service Company, 80 State Street, Albany, NY 12207-2543 (the "Process Agent") as its agent to receive on behalf of such Process Agent Entity and its property service of copies of the summons and complaint and any other process which may be served in any such action, suit or proceeding, agrees that such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to such Process Agent Entity in care of the Process Agent at the Process Agent's above address, irrevocably authorizes and directs the Process Agent to accept such service on its behalf and as an alternative method of service, irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Process Agent Entity at its address specified above, such service to become effective ten (10) days after such mailing. The Pledgee hereby irrevocably appoints the Secretary of State of the State of New York as its agent for service of process in respect of any such action or proceeding and further irrevocably consents to the service of process out of any of the aforementioned courts and in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Secretary of State of the State of New York, such service to become effective ten (10) days after such mailing. Nothing herein shall affect the right of the Pledgee to service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction.

            (c) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY IRREVOCABLY APPOINTS PROCESS AGENT AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES HEREIN AND TO THE PROCESS AGENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF PLEDGEE AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (d) Each Pledgor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

      SECTION 14. WAIVER OF JURY TRIAL, ETC. EACH PLEDGOR (AND BY ITS ACCEPTANCE OF THIS AGREEMENT, THE PLEDGEE) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH PLEDGOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF PLEDGEE OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PLEDGEE OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH PLEDGOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

      SECTION 15. SECURITY INTEREST ABSOLUTE. All rights of the Pledgee and the Lenders, all Liens and all obligations of each of the Pledgors hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement or any other Loan Document, (iii) any exchange or release of (except to the extent of any such release), or non-perfection of any Lien on, any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations other than such Obligations having been Paid in Full. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

      SECTION 16. MISCELLANEOUS.

            (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgee and the Pledgors, and no waiver of any provision of this Agreement, and no consent to any departure by any of the Pledgors therefrom, shall be effective unless it is in writing and signed by the Pledgee and each Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Pledgee or the Lenders to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Pledgee and the Lenders provided herein and in the Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgee and the Lenders under the applicable Loan Document against any party thereto are not conditional or contingent on any attempt by the Pledgee or the Lenders to exercise any of their rights under any other document against such party or against any other Person.

            (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (d) This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the date the Obligations are Paid in Full and the Commitments are terminated, and (ii) be binding on each Pledgor and, by its acceptance hereof, the Pledgee, and its permitted successors and assigns, and shall inure, together with all rights and remedies of the Pledgee and the Lenders hereunder, to the benefit of Pledgee and the Lenders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Pledgee and the Lenders may assign or otherwise transfer their respective rights and obligations under this Agreement and any other Loan Document to any other Person (to the extent permitted by the Loan Agreement), and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Pledgee and the Lenders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to Pledgee or any Lender shall mean the assignee of Pledgee or any such Lender. None of the rights or obligations of any of the Pledgors hereunder may be assigned or otherwise transferred without the prior written consent of the Pledgee, and any such assignment or transfer without such consent shall be null and void.

            (e) On the date the Obligations have been Paid in Full and the Loan Agreement and the other Loan Documents have been terminated (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors, and (ii) the Pledgee will, at the Pledgors' expense, except as otherwise required by applicable law,
(A) return to any of the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgors, without recourse, representation or warranty, such documents as the Pledgors shall reasonably request to evidence such termination and reversion of rights.

            (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest and Lien created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

            (g) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

            (h) All of the obligations of the Pledgors hereunder are joint and several. The Pledgee may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Pledgee may, in its sole and absolute discretion, select the Pledged Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors. The release or discharge of any Pledgor by the Pledgee shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the Pledgors have caused this Agreement to be executed and delivered by their officer thereunto duly authorized, as of the date first above written.

                                 PLEDGORS:

                                       AEROBIC CREATIONS, INC.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       MARITIME LOGISTICS US HOLDINGS INC.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       TUG USA, INC., formerly known as Dolphin
                                       US Logistics Inc

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       AMR INVESTMENTS INC

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       FMI HOLDCO I, LLC

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       FMI INTERNATIONAL LLC

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       SEAMASTER LOGISTICS INC.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                   SCHEDULE I

                                       TO

                          PLEDGE AND SECURITY AGREEMENT

                     PLEDGED SHARES AND MEMBERSHIP INTERESTS

--------------------------------------------------------------------------------
                                     NUMBER OF
PLEDGOR          NAME OF ISSUER      SHARES/UNITS   CLASS     CERTIFICATE NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE II

                                       TO

                          PLEDGE AND SECURITY AGREEMENT

                                PREEMPTIVE RIGHTS

                                    EXHIBIT A

                                       TO

                          PLEDGE AND SECURITY AGREEMENT

                                PLEDGE AMENDMENT

            This Pledge Amendment, dated _______________, is delivered pursuant to Section 4 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated __2006 (as amended or otherwise modified from time to time, the "Pledge Agreement"), by and among the undersigned and certain affiliates of the undersigned in favor of Fortress Credit Corp., as Agent, as Pledgee, and that the shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Pledgee and become part of the Pledged Collateral referred to in such Pledge Agreement and shall secure all of the Obligations referred to in such Pledge Agreement.

--------------------------------------------------------------------------------
                                  PLEDGED SHARES
--------------------------------------------------------------------------------
                                       NUMBER                        CERTIFICATE
    PLEDGOR      NAME OF ISSUER       OF SHARES         CLASS         NUMBER(S)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   [PLEDGOR]


                                                   By:__________________________
                                                      Name:
                                                      Title: